UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 30, 2013

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Xenia Avenue South, Suite 120

Minneapolis, MN 55416

(Address of principal executive offices, including zip code)

(952) 215-0660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)           On July 30, 2013, Steven J. Wagenheim ceased providing services as an employee of Granite City Food & Brewery Ltd. (the “Company”).  His employment will formally end effective September 4, 2013.  The Company expects to enter into a separation agreement with Mr. Wagenheim in consideration of a reasonable and customary release.  If the Company enters into such an agreement, the terms and conditions of the agreement will be filed in a separate Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: August 5, 2013	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer